Exhibit 10.4

SECOND AMENDMENT TO SENIOR SECURED, SUPER-PRIORITY,
DEBTOR-IN-POSSESSION CREDIT AGREEMENT

This Second Amendment to Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement (the “Second Amendment”) is made as of the 19th day of December, 2008 by and among

CIRCUIT CITY STORES, INC., as debtor and debtor-in-possession, a corporation organized under the laws of the State of Virginia having a place of business at 9950 Mayland Drive, Richmond, Virginia, as Lead Borrower for the Borrowers, being said CIRCUIT CITY STORES, INC., as debtor and debtor-in-possession;

CIRCUIT CITY STORES WEST COAST, INC., as debtor and debtor-in-possession, a corporation organized under the laws of the State of California having a place of business at 680 S. Lemon Avenue, Walnut, California 91789;

Circuit City Stores PR, LLC, as debtor and debtor-in-possession, a limited liability company organized under the laws of the Commonwealth of Puerto Rico having a place of business at San Patricio Plaza 3369, Local C-02 St Ebano & Tabonuco, Guaynabo, Puerto Rico;

InterTAN Canada Ltd., as a debtor company, a corporation organized under the laws of the Province of Ontario, Canada, having its head office at 279 Bayview Drive, Barrie, Ontario, Canada L4M 4W5;

the LENDERS party hereto;

Bank of America, N.A., as Administrative Agent and Collateral Agent for the Lenders and the Issuing Bank, a national banking corporation, having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110;

BANK OF AMERICA (acting through its Canada branch), as Canadian Administrative Agent and Canadian Collateral Agent for Lenders having a Canadian Commitment, a banking corporation carrying on business under the Bank Act (Canada), having a place of business at 200 Front Street West, Toronto; Ontario, Canada M5V 3L2;

GENERAL ELECTRIC CAPITAL CORPORATION, N.A., as Co-Collateral Agent;

WELLS FARGO RETAIL FINANCE, LLC, as Syndication Agent; and

GENERAL ELECTRIC CAPITAL CORPORATION and JPMORGAN CHASE BANK, N.A., as Co-Documentation Agents;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH

WHEREAS, the Lead Borrower and the other Borrowers, the Agents, the Lenders, the Issuing Bank, the Co-Collateral Agent, the Syndication Agent, the Co-Documentation Agents have entered into a Senior Secured, Super-Priority Debtor-in-Possession Credit Agreement dated as of November 12, 2008 (as amended, modified or supplemented prior to the date hereof, the “DIP Credit Agreement”);

WHEREAS, the Lead Borrower and the other Borrowers, the Agents, the Lenders, the Issuing Bank, the Co-Collateral Agent, the Syndication Agent, and the Co-Documentation Agents have agreed to amend certain provisions of the Credit Agreement, on the terms and conditions set forth herein; and

WHEREAS, the Agents, the Lenders, the Issuing Bank, the Co-Collateral Agent, the Syndication Agent, and the Co-Documentation Agents have agreed to consent to (i) terms and conditions of that certain stipulation (the “Stipulation”) amending the Consumer Credit Card Program Agreement, dated as of January 16, 2004 by and among Chase Bank USA, N.A. and the Lead Borrower and (ii) entry of the Stipulation by the US Bankruptcy Court, on the terms and conditions set forth herein.

NOW THEREFORE, it is hereby agreed as follows:

1.	Definitions: All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the DIP Credit Agreement.

2.	Amendments to Article I The provisions of Article I of the DIP Credit Agreement are hereby amended as follows:

a.	The definition of “Availability Reserves” is hereby amended by deleting the parenthetical in the first line thereof and by substituting the following in its stead:

“(including the Directors’ Charge, the Administration Charge, the Professional Fee Carve Out and the then amount of the Other Carve Out Amounts)”

b.	The definition of “Borrowing Base” is hereby amended by adding the words “and the then amount of the Other Carve Out Amounts” at the end of clause (f) thereof.

c.	The following new definition is hereby added in appropriate alphabetical order:

“Other Carve Out Amounts” means the “Carve Out” as defined in the Interim Borrowing Order or Final Borrowing Order, as applicable, but without duplication of the Professional Fee Carve Out.

3.
Amendment to Article II.  The provisions of Article II of the DIP Credit Agreement are hereby amended by adding “and the then amount of the Other Carve Out Amounts” at the end of the first sentence of Section 2.29(a).

4.	Amendments to Article V. The provisions of Article V of the DIP Credit Agreement are hereby amended as follows:

a.	Section 5.15 of the DIP Credit Agreement is hereby deleted in its entirety and the following substituted in its stead:

SECTION 5.15  Intentionally Omitted.

b.	Section 5.18(d) of the DIP Credit Agreement is hereby deleted in its entirety and the following substituted in its stead:

(d)           The Domestic Borrowers shall take the actions set forth in a certain side letter dated as of December 19, 2008 by and among the Domestic Borrowers and the Administrative Agent and submitted to the U.S. Bankruptcy Court, in each case on or before the dates set forth in such side letter.

5.	Amendments to Article VI. The provisions of Article VI of the DIP Credit Agreement are hereby amended as follows:

a.	The provisions of Section 6.12 of the DIP Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

SECTION 6.12  Intentionally Omitted.

b.
The provisions of Section 6.13 of the DIP Credit Agreement are hereby amended by adding “and the then amount of the Other Carve Out Amounts” after “Professional Fee Carve Out” in clauses (b) and (d)(i) thereof.

6.	Amendment to Article VII. The provisions of Article VII of the DIP Credit Agreement are hereby amended as follows:

a.	Section 7.01 of the DIP Credit Agreement is hereby amended by deleting the parenthetical at the end of clause (s) thereof and by substituting the following in its stead:

“(in each case, other than the Professional Fee Carve Out, the then amount of the Other Carve Out Amounts, the Administration Charge, the Directors’ Charge and the claim of the lenders under the Term Loan)”

b.	Section 7.04(a) of the DIP Credit Agreement is hereby amended by adding “and the then amount of the Other Carve Out Amounts” at the end of clause FIRST thereof.

7.	Amendment to DIP Orders. The Borrowers and the Required Lenders hereby agree that the terms of the DIP Orders may be amended as follows:

a.	to extend the Challenge Period Termination Date (as defined in the DIP Orders) until March 1, 2009.

b.
to provide that fifty percent (50%) of the net proceeds, if any, received by the DIP Lenders under the DIP Lenders’ Charge set forth in clause six of Section 44 of the Initial Order (as amended and in effect) entered into the CCAA proceedings of InterTAN Canada Ltd. shall be paid to the Debtors’ estates (to the extent allowed by the Canadian bankruptcy court) and not applied in reduction of the DIP Obligations or the Pre-Petition Debt.

c.	to permit the proceeds from the Domestic Loan Parties’ furniture, Fixtures and Equipment to be retained by the estate and not applied in reduction of the Obligations.

d.
to provide that the Administrative Agent and the Required Lenders may agree in their discretion to amendments consisting of changes to the DIP Orders which are not material, including, without limitation, the granting of adequate protection to certain creditors which have filed objections to the DIP Orders.

8.	Consent. The Required Lenders hereby consent to the (i) terms and conditions of the Stipulation and (ii) entry of the Stipulation by the US Bankruptcy Court.

9.	Conditions to Effectiveness. This Second Amendment shall not be effective until each of the following conditions precedent have been fulfilled or waived to the satisfaction of the Agents:

a.
This Second Amendment shall have been duly executed and delivered by the Loan Parties, the Agents and the Required Lenders.  The Administrative Agent shall have received a fully executed copy hereof and of each other document required hereunder.

b.
All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Borrowers of this Second Amendment shall have been duly and effectively taken (including, without limitation, entry of the Final Borrowing Order).

c.	No Default or Event of Default shall have occurred and be continuing.

d.	All conditions to effectiveness of this Second Amendment shall have been satisfied on or before December 22, 2008.

10.	Miscellaneous.

a.
Except as provided herein, all terms and conditions of the DIP Credit Agreement and the other Loan Documents remain in full force and effect.  The Borrowers each hereby ratify, confirm, and reaffirm all of the representations, warranties and covenants therein contained.

b.	The Borrowers shall pay all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with this Second Amendment, including, without limitation, all reasonable attorneys’ fees.

c.
This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, each shall be an original, and all of which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page hereto by telecopy or electronic delivery shall be effective as delivery of a manually executed counterpart hereof.

d.	This Second Amendment expresses the entire understanding of the parties with respect to the matters set forth herein and supersedes all prior discussions or negotiations hereon.

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed and their seals to be hereto affixed as the date first above written.

CIRCUIT CITY STORES, INC.,

(“Lead Borrower”)

By_________________________________

Print Name:__________________________

Title:_______________________________

“The Borrowers”

CIRCUIT CITY STORES WEST COAST,  INC.

By_________________________________

Print Name:_________________________

Title:_______________________________

CIRCUIT CITY STORES PR, LLC

By_________________________________

Print Name:__________________________

Title:_______________________________

BANK OF AMERICA, N.A.

By_________________________________

Print Name:__________________________

Title:_______________________________

BANK OF AMERICA, N.A. (acting through its Canada branch)

By_________________________________

Print Name:__________________________

Title:_______________________________

WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL)

By_________________________________

Print Name:__________________________

Title:_______________________________

GENERAL ELECTRIC CAPITAL CORPORATION

By_________________________________

Print Name:__________________________

Title:_______________________________

JPMORGAN CHASE BANK, N.A.

By_________________________________

Print Name:__________________________

Title:_______________________________

NATIONAL CITY BUSINESS CREDIT, INC.

By_________________________________

Print Name:__________________________

Title:_______________________________

GMAC COMMERCIAL FINANCE, LLC

By_________________________________

Print Name:__________________________

Title:_______________________________

WELLS FARGO RETAIL FINANCE, LLC

By_________________________________

Print Name:__________________________

Title:_______________________________

BURDALE FINANCIAL, LTD.

By_________________________________

Print Name:__________________________

Title:_______________________________

FIFTH THIRD BANK

By_________________________________

Print Name:__________________________

Title:_______________________________

TEXTRON FINANCIAL CORPORATION

By_________________________________

Print Name:__________________________

Title:_______________________________

SUNTRUST BANK

By_________________________________

Print Name:__________________________

Title:_______________________________

UPS CAPITAL CORPORATION

By_________________________________

Print Name:__________________________

Title:_______________________________

WEBSTER BUSINESS CREDIT CORPORATION

By_________________________________

Print Name:__________________________

Title:_______________________________

PNC BANK, N.A.

By_________________________________

Print Name:__________________________

Title:_______________________________

UBS LOAN FINANCE LLC

By_________________________________

Print Name:__________________________

Title:_______________________________

CAPITAL ONE LEVERAGE FINANCE CORP.

By_________________________________

Print Name:__________________________

Title:_______________________________

1122553.9